UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of Earliest Event Reported) August 21, 2006

                          NATIONAL R.V. HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

        Delaware                     001-12085                 33-0371079
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(State or other jurisdiction    (Commission File No.)       (I.R.S. Employer
 of incorporation)                                           Identification No.)

                            3411 N. PERRIS BOULEVARD
                            PERRIS, CALIFORNIA 92571
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              (Address of principal executive offices and zip code)

       Registrant's telephone number, including area code: (951) 943-6007
                                                           ---------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

 [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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ITEM 5.02. DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS;  ELECTION OF DIRECTORS;
APPOINTMENT OF PRINCIPAL OFFICERS

Effective August 21, 2006, Robert B. Lee resigned from the Board of Directors of National R.V. Holdings, Inc. (the "Company"). Mr. Lee submitted a letter to the Company's Board of Directors, attached as an exhibit to this Form 8-K, citing the reasons for his resignation.

The Company disagrees with the contents of Mr. Lee's letter attached as an exhibit to this Form 8-K.

No later than the day that the Company files this Form 8-K with the Securities and Exchange Commission (the "SEC"), the Company will provide Mr. Lee with a copy of the disclosures that it is making herein and inform him that he has the opportunity to furnish the Company as promptly as possible with a letter addressed to the Company stating whether he agrees with the statements made by the Company herein and, if not, stating the respects in which he does not agree. Any such letter received by the Company from Mr. Lee will be filed with the SEC as an exhibit by an amendment to this Form 8-K within two business days after receipt thereof by the Company.

ITEM 9.01(C). FINANCIAL STATEMENTS AND EXHIBITS

99.1 Letter of Robert B. Lee to the Company's Board of Directors dated August 21, 2006.



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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

                                              NATIONAL R.V. HOLDINGS, INC.



                                          By:        /s/ Thomas J. Martini
                                                -------------------------------
                                                  Thomas J. Martini
                                                 Chief Financial Officer



Date:  August 25, 2006







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